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                                                                     Exhibit 4.3

                             CERTIFICATE OF TRUST
                                      OF
                        PENNACO ENERGY CAPITAL TRUST I


          This Certificate of Trust is being duly executed and filed on behalf of the business trust formed hereby by the undersigned, being the trustees of the Trust, to form a business trust pursuant to the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

                                   ARTICLE I
                                   ---------

          The name of the business trust formed hereby is Pennaco Energy Capital Trust I (the "Trust").

                                   ARTICLE II
                                   ----------

          The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows:

          First Union Trust Company, National Association
          One Rodney Square
          920 King Street
          Wilmington, Delaware 19801


                                  ARTICLE III
                                  -----------

          This Certificate of Trust shall become effective upon filing in the Office of the Secretary of State of Delaware.


          IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust as of this 4th day of August, 2000.


                                FIRST UNION TRUST COMPANY, NATIONAL
                                ASSOCIATION,
                                not in its individual capacity but solely as a Trustee of the Trust



                                By:  /s/ Michael W. Orendorf
                                   -------------------------
                                Name: Michael W. Orendorf
                                     -----------------------------
                                Title:  Vice President
                                      --------------------------
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                                     /s/ Glen C. Warren          ,
                                     ----------------------------
                                     Glen C. Warren
                                      not in his individual capacity but
                                      solely as a Trustee



                                     /s/ Paul M. Rady            ,
                                     ----------------------------
                                     Paul M. Rady
                                      not in his individual capacity but
                                      solely as a Trustee








             THIS IS A SIGNATURE PAGE TO THE CERTIFICATE OF TRUST
         OF PENNACO ENERGY CAPITAL TRUST I DATED AS OF AUGUST 4, 2000.